UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914 - 7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2013

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2013

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	12
Schedule of Investments	15
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Expense Example	30
Additional Information	32
Privacy Notice	33

GoodHaven Fund

	6 Months Ended	12 Months Ended	Cumulative Since
	5/31/2013	5/31/2013*	Inception**
The GoodHaven Fund	+17.20%	+30.77%	+40.79%
S&P 500 Index (total return)	+16.43%	+27.28%	+28.72%

* Annualized     ** Inception Date is 4/8/2011

The performance quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.  The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

June 30, 2013

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

For the fiscal six months ended May 31, 2013, the Fund slightly bested the S&P 500’s total return, earning healthy double digit returns in a near zero-interest rate world.  We achieved these returns while holding a significant amount of cash and equivalents.  Actual return on common stocks owned was greater than overall performance as the Fund’s sizeable cash position created a drag in a period where market indexes rapidly appreciated.1  On an absolute, relative, and risk-adjusted basis, we were pleased with results for the first half of the fiscal year.

Since inception, the Fund’s performance has been good, whether measured by the S&P 500 or available low-risk returns, such as the return on U.S. Treasury bills and notes.  Given our significant personal investments in the Fund, we are less concerned about outperformance in a strong market than the reverse.  In the short term, however, we focus less on performance and more on whether the Fund’s holdings made business progress and whether we are correctly searching for and pursuing sensible investments.  For the benefit of our newer shareholders, we reiterate that our investing horizon is not daily, monthly, or quarterly, but multi-year.  As famed investor T. Boone Pickens once said, “Don’t rush the monkey – you’ll see a better show!”2

1
During this period, the dollar also increased against most major currencies – a headwind for non-U.S. holdings and certain large businesses with overseas earnings.  We also had minor depreciation in a few small positions we consider to be “tail-risk” hedges (roughly 1% of the total portfolio).

2	We acknowledge (and cringe) comparing ourselves to monkeys and stress that not all comparisons are meant to be taken literally. However, some colorful metaphors are hard to pass up.

GoodHaven Fund

Existing and prospective shareholders often ask questions about the Fund’s cash holdings.  Some investors are put off by cash, believing that asset allocation decisions should be reserved to outside investors.  These people argue that the Fund’s appreciation would have been significantly higher had we been fully invested, particularly with short interest rates near zero.3  Other investors have praised us for earning attractive absolute and relative returns, pointing out that cash has helped risk-adjusted performance since inception while offering some downside protection.  Both arguments have some merit, however neither drives allocation of Fund assets.

Just how much cash the Fund holds is a function of three factors.  First, cash rises or falls with shareholder subscriptions and redemptions – and inflows have been significant, particularly in recent months.  Second, cash ebbs and flows depending on the extent to which we are able to find investments that we believe are compelling in terms of both potential profit as well as a limited risk profile.  A briskly rising market (such as occurred earlier this year) usually results in a slowdown of new purchases.  At times of general distress, it is easier to invest and we are capable of moving fast under such circumstances.  Lastly, our experience argues that a certain amount of liquidity in a mutual fund structure is desirable.  Cash helps to meet redemptions under stress, to invest in new securities without having to sell other inexpensive holdings, and to maintain optionality in highly volatile environments.  Under truly panicky conditions, the value of liquidity is greatly multiplied by the ability to pick off unsustainably cheap securities, though such extremes are infrequent and hard to predict.

Our current cash position has been on the high side of what we prefer, given near-zero yields.  We added one or two new names to the portfolio and have been able to add to certain existing positions.  However, we have reviewed a considerable number of companies lately that we believe are attractive businesses but not priced to offer large returns.  Inflows to date have not significantly affected our ability to make new investments, but we are sensitized to this issue.  If too much cash appears too quickly and we are unable to find a few sensible securities to buy, we will ask the Fund’s Board of Directors to temporarily close the Fund to new subscriptions.

After watching indexes roughly double from the panic lows of 2008 and early 2009, most investors should probably be looking for excuses to be more careful, skeptical, and pickier about new investments.  Instead, exuberance grew through the first half of the year even as much of the energy driving markets seemed derived from

3	Somehow, the same group never seems to complain when a sizeable cash cushion helps to limit a steep market decline.

GoodHaven Fund

monetary stimulus rather than significant economic growth.  The general business environment currently appears sluggish and overseas markets weaker than domestic.  One of us attended a recent dinner of portfolio managers where many expressed concern that stock prices seem expensive given slow growth around the world.  Despite this concern, these same managers admitted to buying stocks more aggressively, worrying about their relative performance.  The pressure on most “not to miss out” has been obvious and palpable.  In that context, some extra liquidity should be a bonus.

From time to time, we are also asked how we can discuss macroeconomics yet profess to largely ignore the topic when selecting investments.  It’s a good question.  First, we do not think we are particularly good fortune tellers, nor do we think many such gifted people exist.  However, with fiscal deficits exceeding a trillion dollars in recent years, an extended period of zero interest rate policy (ZIRP), and quantitative easing at the rate of roughly $1 trillion per annum, the size of Federal economic intervention is impossible to ignore.  The breathtaking scale of these programs has forced us to consider macro risks – especially in the context of how a potential or existing investment can be hurt by shifts in policies.

One of us likes to enforce what we call our “ten-minute macro rule” whereby we permit ourselves to discuss these issues for no more than ten minutes per day.  Like a restricted calorie diet, it’s not very satisfying, but it tends to work.  It forces us to spend most of our time focused on finding just a few sensible investments that we think are undervalued today and have characteristics necessary to withstand unanticipated stress.

However, these ten-minute chats are not without purpose.  Investors should understand that we are in historically unprecedented territory with respect to central bank interference in the normal workings of fixed income markets.  By holding short-term interest rates at zero for an extended period of time and buying huge quantities of U.S. Government and mortgage bonds, the Federal Reserve has short-circuited the normal supply and demand of bond markets to great effect, some intended and some perhaps not so intended.4

4
We know the positives – borrowers can refinance at lower rates and corporations can reduce interest expense leading to higher cash flow, expanded profit, and more plentiful jobs.  However, savers have seen interest income destroyed and ultra-low rates threaten to impair life insurers, pension plans, and others dependent on matching long-dated assets and liabilities. Easy money allows politicians to avoid hard choices.  Perhaps the most pernicious general effect has been to penalize the prudent and reward the profligate – a terrible moral lesson for society.

GoodHaven Fund

Monetary policy is not a substitute for a soundly-regulated market economy where a level playing field is enforced and participants are allowed to succeed and fail on the merits.  To believe that governments or central bankers can completely control the economy by expanding or reducing bank credit or currency in circulation is to argue that free lunches do indeed exist.5  The longer current policies last, the easier it is for investors to mistakenly overvalue financial assets using discount rates that are likely to be too low in hindsight.  As discussed in previous letters, we refuse to assume that ultra-low rates are permanent.

Further, we are deeply skeptical that the world’s monetary authorities can “quantitatively” ease their way to sound economic growth – not because we like economic forecasting, but because history and mathematics – two powerful bedfellows – appear to be on our side.  If printing money were the answer to economic ills, poverty would not exist, hyperinflation would never have happened anywhere, and “garden variety” recessions and inflations would never be a future concern.  Instead, excessive and poorly timed money printing has historically led to a rapid accumulation of government debt, an impoverished middle class, political instability, and occasional economic disaster.6  Long-dated bond buyers should be especially wary given the bankers’ proclivity to favor inflation over deflation.

While mindful of the old saying that “Wall Street’s graveyards are filled with men who were right too soon”, we want to avoid investments where an increase in interest rates can result in large capital losses or much lower profit than expected.  We would rather act cautiously and assume that rates will eventually normalize and that the Fed will, voluntarily or involuntarily, stop buying Treasury bonds and mortgages.  Our goal in considering these issues is not to bet on outcomes we can’t predict, but to try to avoid potentially large losses from foreseeable eventualities.  If we are too conservative in avoiding interest rate risk – so be it.  To paraphrase a comment attributed to the former Chairman of Leucadia National in the wake of a corporate acquisition that was rejected at the last minute – we would rather lose face than lose capital.

5
Despite widespread historical evidence that central planning does not work well, we believe that the idea that governments and central bankers are omnipotent so long as they control a printing press seems easily rendered absurd by a study of history.  See: http://www.cato.org/sites/cato.org/files/pubs/pdf/workingpaper-8.pdf

6
Although corporations have enjoyed record profitability in recent years, wage income has been stagnant for decades.  It’s worth pointing out that current policies affect middle class workers and savers far more than the wealthy, who have liquid assets, or the poor, who receive a big chunk of “social welfare” spending.  In our view, a growing middle class benefits the greatest number of businesses – and today, this segment appears to be overextended, stressed, and shrinking.

GoodHaven Fund

Late last year, a well-known short-seller (for whom we have much respect) called Hewlett-Packard (“HP”) “the ultimate value trap” based on an assessment that personal computers, servers, and printers were in rapid and permanent decline.  We disagreed and to date have been rewarded for our contrary view.  Although Hewlett-Packard is a large business facing significant challenges, it also has employee talent, long-standing business relationships, and financial levers that it has used to maintain its large free cash flows despite declining sales.  HP’s stock price has appreciated meaningfully from the lows of late last year.

When reviewing securities for purchase, we always try to carefully examine the negative cases of other investors when owning a security.  In the case of HP, some felt that R&D was disastrously low.  Others felt that the PC business was permanently impaired and headed to zero and that inkjet printing was in the midst of a huge decline.

Upon careful research, the business changes that have occurred are real, but not as extreme as many feared.  In particular, HP spends more on research than most think, given that much of personal computer R&D is performed by chip-makers and device manufacturers while HP is mostly responsible for design and marketing.  The widespread adoption of mobile devices has undoubtedly extended the replacement cycle for desktop computers and reduced but not eliminated demand for that segment while consumer printing demand has been reduced by Internet based photo sharing, although commercial demand remains reasonably strong.  Furthermore, in some large segments, overall revenue has continued to shrink – always a tough hurdle to overcome.  However, despite these transitions, HP has core critical business strengths on which many large companies (and governments) depend.

Due to our willingness to buy under stress and subsequent appreciation, HP has become our single largest equity investment.  We believe the company’s management has stabilized under Meg Whitman’s leadership, although it will take stronger end markets for the company to see top-line growth.  Our best guess is that revenue growth is still a year or two away and that, in the interim, expected cash flows should continue to support a program of debt reduction, share repurchases and dividends.  HP has exposure to potential weakness in Europe and China, but we believe that much good has been accomplished under tough conditions.  With some modest relief from general economic conditions, we think HP’s shares can appreciate further given low earnings and cash flow multiples that continue to reflect skepticism about the future.

GoodHaven Fund

As portfolio managers, we do not automatically buy a security if new money enters the Fund unless we think it has the right ratio of risk versus reward.  We still own and like Spectrum Brands as an investment, although significant appreciation caused us to halt new purchases.  As a reminder, Spectrum sells Rayovac batteries, a variety of branded insect repellants, an assortment of branded pet supplies, George Foreman appliances, Remington shavers, and through its recent acquisition of HHI Brands, Kwikset locks, Baldwin hardware, and Pfister faucets.  We believe that Spectrum has further upside, but not quite enough to cause us to buy more at recent prices.  We like management’s execution and the profile of the business and its products – mostly consumer staples that people need rather than want.  As is true of many businesses today, organic top-line growth is slow and cost pressures, particularly from China, remain a concern.  Nevertheless, we believe the company should generate free cash flows over the next couple of years that will be put to good use.

During the semi-annual period, we initiated a position in Staples, Inc., a large purveyor of office supplies through both online and brick and mortar channels.  Despite a lackluster environment and tough competition, Staples has continued to generate large free cash flows and remains the second-largest on-line retailer after Amazon.  The proposed merger of two of its direct office supply competitors should result in further industry rationalization and somewhat reduced competition.  Unfortunately, shortly after our initial purchases, the stock jumped higher.  Although happy to own it at current prices, we have stepped away from adding to the position for now.

Our investment in Walter Investment Management declined in value for the six months ended May 31, yet we remain positive on the business.  Much progress has been made in growing the asset base, applying proven systems to acquired businesses, and financing its rapid growth.  Although somewhat complicated and financially leveraged, Walter’s primary business is “servicing” mortgage loans that are less than the highest quality, where borrowers typically have fewer financial resources and greater risks of delinquent payments or default.  In simple terms, Walter collects payments, contacts delinquent borrowers, and tries to maximize the cash flow to investors from these loans.

In the last few years, there has been a sea change in this business, where the historical participants – mostly large banks – have sought to outsource these activities for a variety of reasons.  In our view, this shift is permanent and ongoing, and there are only a handful of companies positioned to potentially benefit.  As a result, Walter has grown rapidly and still has potential for further growth.  There is execution risk anytime a company grows rapidly and when growth is financed by debt, however Walter’s cash flows still appear to be increasing at a fast rate, making its valuation seem inexpensive despite the significant appreciation we have enjoyed to date.

GoodHaven Fund

Microsoft and Google have continued to generate significant earnings and cash flows and both maintain strong and cash-rich balance sheets.  Google continues to dominate its core search and display advertising businesses while there are some recent signs that Microsoft is waking up – making significant changes to cloud offerings, gaming offerings, software updates, and other products designed to introduce new versions faster and update older ones more frequently.  Although there are a number of headwinds in technology today – particularly with respect to personal computers – both companies seem to have important franchise businesses that should be difficult to dislodge.  Both Google and Microsoft have appreciated since our initial purchases and as significant cash inflows have entered the Fund, their weight has been reduced as a percentage of the Fund’s portfolio.  Nevertheless, we think both have the potential to appreciate further over the long-term.

Leucadia and Jefferies recently completed their merger (with Leucadia as the surviving entity).  Our history with Leucadia goes back more than twenty-five years – a period during which the Leucadia management team built an exceptional track record of shareholder return.  Recently, one of the two founders retired and Jefferies top managers have become senior executives of Leucadia.

Although there is uncertainty about the ability of Leucadia to continue its history of high shareholder return, we have great respect for the remaining Leucadia management as well as the Jefferies managers who have joined the team.  With a stronger balance sheet and after a significant and expensive period of building broader capabilities, the Jefferies segment is poised to capture a larger share of investment banking industry revenue and profit.  We continue to view Leucadia as an attractive holding.

The Fund now has a reasonable stake (in the aggregate) in the natural gas business.  Our first purchases were made when panicky commodity investors forced gas near $2 per mcf (thousand cubic feet) about 18 months ago, although recent prices have been closer to $4 per mcf.  Since our original buys, we have increased our investment in Exco Resources, Birchcliff Energy, and WPX Energy and continue to review others.  Natural gas demand is increasing as its cost per unit of energy is far less than oil and its combustion by-products are far cleaner than those of coal.  As more conversions take place in big demand areas such as transportation and electrical production, as regulation reduces coal usage, and as export capacity is slowly put into place, we expect natural gas prices to establish a higher priced equilibrium.  However, we believe we bought shares in these businesses at reasonable levels assuming gas prices remain depressed for a while; in other words, our purchases should have a significant “margin of safety.”7

7
The concept of “margin of safety” is a bedrock of value investing principles  - see page 369 of the 1940 Edition of Security Analysis by David Dodd and Ben Graham.  Graham is considered by many to be the “Dean of fundamental security analysis”.  “Margin of Safety” was defined by Graham as “the discount at which the stock is selling below its minimum intrinsic value, as measured by the analyst”.

GoodHaven Fund

Sears Holdings remains a problematic retailer with a huge asset base.  We admire current CEO and Chairman Eddie Lampert and believe he is as well-informed as anyone in the retail industry.  If you were to attend a shareholder meeting and listen to Mr. Lampert (one of us has attended several), you would not think of a highly successful hedge fund investor struggling to run a large company.  Instead, you would hear a CEO with a clear understanding of business economics, a willingness to invest where there is a promise of adequate return, and a sensible businessperson with the motivation that only a large equity stake tends to provide (Mr. Lampert and entities affiliated with him appear to own more than 50% of the outstanding shares of Sears Holdings, according to current filings).

Retail is changing dramatically.  Amazon has proven the attraction to consumers of an online shop with great service, and its success in rapidly growing its revenues has impacted many retailers.8  In addition, behemoths like Walmart and Target have been aggressive competitors in broad-lines retail.  With this level of competition, we recognize that fixing Sears or converting its assets to more productive use is difficult.  Nevertheless, the company has spent heavily on technology and appears to be making progress with its online business and its “Shop Your Way” member rewards program.

We believe Sears is a company with extensive assets and significant promise, but also ongoing risk of having its store traffic further usurped by the competition.  Much depends on management’s ability to transform its asset base to more productive use, which takes time and the ability to successfully manage the retail franchise.  Mr. Lampert appears to have confidence, having bought shares personally not long ago near $40 per share.  Our investment case has been predicated on having limited risk due to the asset base of the company and upside if these assets can be converted to more profitable use, either inside or outside of the department store business.  If our investment falters, it will not be for lack of intelligent and motivated management, but because the industry may have too many talented competitors to allow the kind of progress from which superior returns are made.9

8
Some believe that Amazon’s reinvestments are obscuring profit and that the company will eventually issue forth a gusher of cash once growth opportunities slow.  Although not denying Amazon’s obvious successes, wonderful buying experiences, and share of mind, we are a bit more skeptical that expected high margins will materialize or that its current stock price makes sense.

9
It is worth noting that due to tax regulations, the Fund’s cost basis in Sears does not reflect all of the economic benefit of dividends and securities spun-out of the parent company that the Fund has already monetized.

GoodHaven Fund

During and subsequent to the six-month semi-annual period, we increased what had been a modest investment in Barrick Gold, a miner with huge and low cost reserves that has stumbled into a Bermuda triangle of project mismanagement, lower gold prices, and excessive leverage.  Frankly, we started at too high a price, have absorbed losses to date, and were less critical than we should have been about project milestones and increasing leverage given past management success.  That said, sometimes an early mistake can lead to a bigger opportunity.

With some significant governance and management changes, a much lower stock price, and likely asset write-downs ahead, we decided to run towards the fire.  Barrick’s board replaced the CEO, adopted new more sensible capital allocation policies, and worked rapidly to repair relations with regulators critical to its large, low-cost Pascua Lama project in Chile and Argentina.  Although investing in a gold-miner carries certain reputational risks,10 we significantly increased our investment in recent weeks and have been paying stock prices unchanged from more than a decade earlier.  Gold prices have declined more than 35% from their peak of a couple of years ago despite worldwide demand for physical gold that appears to remain strong.  The recent wave of negativity exacerbated by a rapid decline in gold bullion prices seems to be at crescendo levels.

Reducing debt and putting Pascua Lama back on track remain the largest challenges facing the company, although significant debt maturities are mostly long-term.  We think that using reasonable cash flow estimates from here yields a strong case for a sensible investment in a highly depressed security.  Unlike most, we think of gold primarily as an alternate currency – one that can’t easily be printed and which, over thousands of years, has retained general attractiveness to people around the globe due to its intrinsic properties.  If gold plummets further and remains depressed for an extended period, we will probably lose money in this investment.  However, we believe Barrick’s stock not only appears to be a bargain based on expected cash flows, but also a valuable call option offering potential hedge protection against inflation or currency stress caused by ongoing and historically unprecedented monetary stimulus.

To date, we have been reasonably successful in avoiding permanent loss.  However, we have made some errors of omission.  One of these blunders was not purchasing debt and equity of Clearwire, owner of radio spectrum in partnership with Sprint.  As part of our investigation into Sprint – a highly successful investment to-date, we had looked at Clearwire and believed its spectrum to be valuable despite current cash losses.  At the time, Clearwire bonds had double digit yields and the stock was between $1 and $2 per share.

10	Mark Twain, the American writer and humorist, is reputed to have defined a gold mine as “a big hole in the ground with a liar on top.” Many value investors have traditionally agreed.

GoodHaven Fund

Recently, Sprint bid more than $5 to buy the Clearwire shares it does not own after DISH Networks bid more than $4 for a chunk of shares, and the debt now trades at a sizeable premium to par.  Bottom line: we understood the value of radio spectrum and understood the value of the company to Sprint even as Sprint already had voting control.  As Charlie Munger of Berkshire Hathaway might have described the situation, we found ourselves sucking our thumb and failed to act – despite our ownership of Sprint and quite a bit of research.  Although our sin of omission didn’t show up as a loss in the Fund, it cost us a fair amount of performance nonetheless and we vow to redouble our efforts to avoid unnecessary indolence.

Although it seems easy at times, investing well is difficult – it is highly competitive, it requires a certain emotional distance, and it demands a willingness to run towards fires rather than fleeing with the crowd.  Even more, it requires a tolerance for variability in results, with performance sometimes varying from indexes quite significantly – in either direction.  As Warren Buffett once said,

Charlie [Munger] and I would much rather earn a lumpy 15% over time than a smooth 12%.  (After all, our earnings swing wildly on a daily and weekly basis – why should we demand that smoothness accompany each orbit that the earth makes of the sun?)  We are most comfortable with that thinking, however, when we have shareholder/partners who can also accept volatility, and that’s why we regularly repeat our cautions.11

In our opinion, long-term success requires a patient and consistent approach.  We agree with Buffett’s sentiment regarding the importance of our fellow shareholders’ willingness to ignore short-run volatility as we continue to invest for you as we invest for ourselves.  We cannot promise results, but can pledge our ongoing commitment to search for a few sensible investments where we can balance a desire for profit with a focus on avoiding permanent capital loss.  This means looking at companies and industries under stress or whose stock prices have suffered.  It’s worth remembering that scary headlines usually mean better than normal opportunities to invest.  So the next time one of the talking heads discusses stock market losses or industries that nobody wants to touch, expect us to be on the job, up to our knees in muck, and digging for a few diamonds in the swamp.

Sincerely,

Larry Pitkowsky	Keith Trauner

11	Berkshire Hathaway Inc., Chairman’s Letter to Shareholders, 1996 Annual Report.

GoodHaven Fund

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  It is not possible to invest directly in an index.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.  Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Must be preceded or accompanied by a prospectus.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The unaudited Net Asset Value (“NAV”) of the GoodHaven Fund was $27.66 on May 31, 2013, based on 16,280,264 shares outstanding.  This compares to the Fund’s NAV of $24.00 per share at November 30, 2012 and an NAV of $20.00 at inception on April 8, 2011.  Please note that except where otherwise indicated, discussions in this MD&A relate to the semi-annual period ended May 31, 2013.  The Fund’s performance for the period November 30, 2012 to May 31, 2013 was a gain of +17.2% vs. a gain of +16.4% for the S&P 500 Index. For the one-year period ended May 31, 2013, the Fund gained +30.8% compared to a rise of +27.3% for the S&P 500 Index. Since the Fund’s inception on April 8, 2011 and through May 31, 2013, the Fund’s cumulative performance is a gain of +40.8% compared to an increase for the S&P 500 Index of +28.7%.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of May 31, 2013.

Top 10 Holdings*	%	Top Categories**	%
Hewlett-Packard Co.	9.3%	Cash & Equivalents	33.0%
Spectrum Brands Holdings Inc.	7.3%	Computers & Peripheral
Leucadia National Corp.	5.7%	Equipment	10.5%
Microsoft Corp.	4.9%	Diversified Holding
Walter Investment		Companies	8.3%
Management Corp.	4.6%	Computer & Internet Software	7.3%
Barrick Gold Corp.	3.8%	Consumer Products	7.3%
Staples, Inc.	3.6%	Retailing	6.1%
Berkshire Hathaway		Oil & Gas Exploration
Inc. – Class B	2.6%	& Production	5.2%
White Mountains		Loan Servicing	4.6%
Insurance Group	2.6%	Property/Casualty Insurance	4.3%
Sprint Nextel Corp.	2.6%	Metals & Mining	3.8%
Total	47.0%	Total	90.4%

*	Top ten holdings excludes cash, money market funds and Government and Agency Obligations
**	Where applicable, includes money market funds and short-term Government and Agency Obligations

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Shareholders should note that the Fund’s assets have increased significantly since fiscal year-end to approximately $476.7 million as of June 30, 2013, and that the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above.  For example, since the end of the fiscal year, the Fund has materially added to certain investments and made new investments that, in the aggregate, could be considered material.  Furthermore, it is also possible that investment holdings reported as holdings at the end of any particular reporting period may no longer be owned by the Fund as of the distribution date of an annual or semi-annual report or that significant new holdings may have been purchased but which remain undisclosed.

The Fund’s investments having the most positive impact on portfolio performance for the six-month period ended May 31, 2013, were Hewlett-Packard, Spectrum Brands, Microsoft, Leucadia National, and Jefferies Group.  Also contributing to gains were Berkshire Hathaway, Sprint, Federated Investors, and Google.  Hewlett-Packard’s stock price rose from sharply depressed levels as it was able to report higher than expected earnings and cash flows.  Further, the company increased the amount of stock it had been repurchasing in the open market.  Spectrum Brands’ price increased as it closed on its acquisition of HHI Brands, adding the Kwikset lock business, Baldwin hardware business, and Pfister faucet business to its stable of brands at what appeared to be a reasonable price.  Microsoft rose as it continued to report good results in a number of key businesses and hinted at a reorganization aimed at increasing growth.  Leucadia National closed its merger with Jefferies and the market reacted favorably to the combination.  In addition, the Fund’s portfolio was also positively affected by gains in Berkshire Hathaway, a beneficiary of housing and higher interest rates, Sprint, which became the subject of a bidding war, Federated Investors, which rose at the prospect of higher short-term interest rates, and Google, which continues to grow rapidly for a large company.

The Fund’s investments having the most negative impact on the portfolio performance for the six-month period ended May 31, 2013, were Barrick Gold and Walter Investment Management.  Barrick’s price declined meaningfully as gold prices fell sharply, the company suffered an adverse environmental court ruling with respect to its new mine project straddling the border of Argentina and Chile, and investors raised concerns about the company’s overall levels of debt.  Walter Investment’s stock price declined despite continued asset growth as the prospect of higher interest rates may have diminished the value of its newly acquired mortgage origination capability.

The managers of the Fund do not believe that a decline in a security’s price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  Generally, turnover of the Fund’s portfolio remains at reasonably low levels

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

consistent with the strategies of GoodHaven Capital Management, the Fund’s investment advisor.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as in short-term fixed income investments.  Over time, we expect that the Fund’s levels of cash and equivalents may vary significantly and could be materially higher or lower than the amounts shown on the Fund’s most recent schedule of investments, however shareholders should refer back to the Shareholder Letter of this Semi-Annual report for a discussion regarding current levels of liquidity and how the managers view liquidity in general.  Recent liquidity levels have been toward the high end of the portfolio managers’ expectations.  At times when liquidity is high, the Fund may underperform a strongly rising market.

However, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidation during periods of market stress when they know that the Fund is less likely to be in a position where forced liquidations into a stressed market will impact net asset value unfavorably.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s portfolio holdings have earnings resulting from operations outside of the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified Fund.

As of May 31, 2013, members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 175,189 shares of the Fund.  Aggregate holdings of officers and employees of GoodHaven Capital Management (reflecting any new purchases or dispositions) will be disclosed in the Management Discussion and Analysis Section of the Fund’s Annual and Semi-Annual Reports.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2013 (Unaudited)

Shares	COMMON STOCKS – 64.1%	Value
	Air Transportation – 0.3%
48,100	Era Group Inc.1	$1,239,056

	Computer & Internet Software – 7.3%
12,600	Google Inc. – Class A1	10,967,166
630,000	Microsoft Corp.	21,974,400
		32,941,566
	Computers & Peripheral Equipment – 10.5%
160,000	Dell Inc.	2,136,000
1,720,400	Hewlett-Packard Co.	42,012,168
332,012	Systemax Inc.2	3,203,916
		47,352,084
	Consumer Products – 7.3%
546,111	Spectrum Brands Holdings Inc.	32,925,032

	Diversified Holding Companies – 8.3%
103,200	Berkshire Hathaway Inc. – Class B1	11,772,024
814,082	Leucadia National Corp.	25,545,893
		37,317,917
	Financial Services – 1.8%
290,300	Federated Investors Inc. – Class B	8,032,601

	Loan Servicing – 4.6%
563,958	Walter Investment Management Corp.1	20,533,711

	Marine Services & Equipment – 0.8%
48,100	SEACOR Holdings Inc.	3,693,599

	Metals & Mining – 3.8%
815,000	Barrick Gold Corp.	17,212,800

	Oil & Gas Exploration & Production – 5.2%
1,069,200	Birchcliff Energy Ltd.1	9,230,132
1,251,542	EXCO Resources Inc.	10,175,036
197,474	WPX Energy, Inc.1	3,803,349
		23,208,517

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2013 (Unaudited) (Continued)

Shares	COMMON STOCKS – 64.1% (Continued)	Value
	Property/Casualty Insurance – 4.3%
20,317	Alleghany Corp.1	$7,923,630
19,855	White Mountains Insurance Group	11,737,680
		19,661,310
	Retailing – 6.1%
204,900	Sears Holdings Corp.1	10,005,267
17,330	Sears Hometown & Outlet Stores Inc.1	963,895
1,095,000	Staples, Inc.	16,425,000
		27,394,162
	Telecommunications – 2.6%
1,605,500	Sprint Nextel Corp.1	11,720,150
	Waste Treatment & Disposal – 1.2%
163,300	Republic Services Inc.	5,568,530
	TOTAL COMMON STOCKS
	(Cost $218,899,155)	288,801,035

	GUERNSEY INVESTMENT FUND – 1.3%
762,123	JZ Capital Partners Limited2	5,662,511
	TOTAL GUERNSEY INVESTMENT FUND
	(Cost $4,201,658)	5,662,511

Principal
Amount	FOREIGN GOVERNMENT SECURITIES – 5.1%
CAD 15,000,000	Canadian Treasury Bill,
	1.964% due 11/7/134	14,403,617
9,000,000	Canadian Government Bond,
	3.5%, due 6/1/13	8,681,756
		23,085,373
	TOTAL FOREIGN
	GOVERNMENT SECURITIES
	(Cost $23,373,994)	23,085,373

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2013 (Unaudited) (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 12.4%	Value
	U.S. Treasury Bills – 12.4%
$10,000,000	0.100% due 6/20/20134	$9,999,472
13,000,000	0.125% due 8/29/20134	12,998,973
13,000,000	0.012% due 7/25/20134	12,999,756
10,000,000	0.060% due 10/31/20134	9,997,500
10,000,000	0.055% due 9/26/20134	9,998,640
		55,994,341
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $55,990,890)	55,994,341

	MISCELLANEOUS SECURITIES – 1.6%1,2,3
	TOTAL MISCELLANEOUS SECURITIES
	(Cost $7,025,784)	6,908,181

	Total Investments
	(Cost $309,491,481) – 84.5%	380,451,441
	Cash and Other Assets in Excess
	of Liabilities – 15.5%	69,923,997
	TOTAL NET ASSETS – 100.0%	$450,375,438

CAD	Canadian Dollar
1	Non-income producing security.
2	A portion of these securities are considered illiquid. As of May 31, 2013, the total market value of illiquid securities was $6,529,031 or 1.4% of net assets.
3	Represents previously undisclosed securities which the fund has held for less than one year.
4	Coupon represents yield to maturity from the purchase price.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2013 (Unaudited)

ASSETS
Investments in securities, at value (Cost $309,491,481)	$380,451,441
Cash	71,180,377
Receivables:
Fund shares sold	1,412,274
Dividends and interest	686,213
Total assets	453,730,305

LIABILITIES
Payables:
Investment securities purchased	2,706,471
Fund shares redeemed	247,481
Management fees	328,021
Support services fees	72,894
Total liabilities	3,354,867

NET ASSETS	$450,375,438

COMPONENTS OF NET ASSETS
Paid-in capital	$377,816,653
Accumulated net investment loss	(1,068,161)
Accumulated net realized gain on investments	2,676,600
Net unrealized appreciation on investments	70,959,960
Foreign currency and currency translation	(9,614)
Net assets	$450,375,438

Net asset value (unlimited shares authorized):
Net assets	$450,375,438
Shares of beneficial interest issued and outstanding	16,280,264
Net asset value, offering and redemption price per share	$27.66

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (net of $38,685 in foreign withholding taxes)	$2,264,745
Interest	59,041
Total investment income	2,323,786

EXPENSES (NOTE 3)
Management fees	1,475,170
Support services fees	327,816
Total expenses	1,802,986
Net investment income	520,800

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments and foreign currency	2,676,596
Change in net unrealized appreciation on investments	47,671,430
Foreign currency and currency translation	(9,614)
Net realized and unrealized gain on investments	50,338,412
Net increase in net assets resulting from operations	$50,859,212

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	May 31, 2013	November 30, 2012
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$520,800	$1,457,361
Net realized gain on investments
and foreign currency	2,676,596	832,133
Change in net unrealized
appreciation on investments	47,671,430	21,818,477
Foreign currency and currency translation	(9,614)	—
Net increase in net assets
resulting from operations	50,859,212	24,107,971

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,013,445)	(66,565)
From net realized gain on investments	(838,692)	(23,496)
Total distributions to shareholders	(3,852,137)	(90,061)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	179,639,142	108,813,234
Total increase in net assets	226,646,217	132,831,144

NET ASSETS
Beginning of year/period	223,729,221	90,898,077
End of year/period	$450,375,438	$223,729,221
Undistributed (accumulated) net
investment income (loss)	$(1,068,161)	$1,424,484

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	May 31, 2013 (Unaudited)		November 30, 2012
	Shares	Value	Shares	Value
Shares sold	7,985,164	$206,431,998	5,997,190	$133,399,077
Shares issued in
reinvestment of
distributions	155,776	3,746,428	4,429	86,943
Shares redeemed (b)	(1,182,390)	(30,539,284)	(1,110,240)	(24,672,786)
Net increase	6,958,550	$179,639,142	4,891,379	$108,813,234

(b)	Net of redemption fees of $52,502 and $15,591, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Six Months Ended
May 31, 2013	Year Ended	Period Ended
(Unaudited)	November 30, 2012	November 30, 20111
Net asset value at
beginning of period/year	$24.00	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income2	0.04	0.21	0.02
Net realized and unrealized
gain on investments	4.03	3.29	0.49
Total from
investment operations	4.07	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	(0.32)	(0.01)	—
From net realized gain	(0.09)	(0.01)	—
Total distributions	(0.41)	(0.02)	—
Paid-in capital from
redemption fees	0.00	3	0.00	3	0.01

Net asset value,
end of period/year	$27.66	$24.00	$20.52

Total Return	17.20	%4	17.08%	2.60	%4

SUPPLEMENTAL DATA
Net assets at end of
period/year (millions)	$450.4	$223.7	$90.9
Portfolio turnover rate	7	%4	11%	12	%4

RATIOS:
Ratio of expenses to
average net assets	1.10	%5	1.10%	1.10	%5
Ratio of net investment income to
average net assets	0.32	%5	0.92%	0.13	%5

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.01 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having maturity of less than 60 days at the time of purchase are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited) (Continued)

an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair valuation pricing is an inherently subjective process and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of May 31, 2013, the Fund did not hold fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fund records transfers at the end of each reporting period. The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2013. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2		Level 3	Total
Common Stocks	$288,801,035	$—		$—	$288,801,035
Guernsey
Investment Fund	5,662,511	—		—	5,662,511
Foreign Government
Securities	—	23,085,373		—	23,085,373
U.S. Government
Securities	—	55,994,341	1	—	55,994,341
Miscellaneous
Securities	6,908,181	—		—	6,908,181
Total Investments
in Securities	$301,371,727	$79,079,714		$—	$380,451,441

1 There are two government obligations with a total market value of $22,999,228 and a maturity of less than 60 days that are valued at amortized cost.

There were no transfers into or out of Level 1, 2, or 3 during the six months ended May 31, 2013 for the Fund.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate that portion of realized gain (loss) and does isolate unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized on investments and foreign currency.  Fluctuations in foreign exchange rates on investments are separated from unrealized gain (loss) on investments as foreign currency and currency translations.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited) (Continued)

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At November 30, 2012, the Fund did not have any capital loss carryovers.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Fund has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 and 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited) (Continued)

affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  If the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited) (Continued)

to certain selected securities.  The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.  At May 31, 2013, the Fund held no options.

J.
Recently Issued Accounting Pronouncement.  In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluation the impact ASU 2011-11 will have on the financial statement disclosure.

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

K.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were available to be issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited) (Continued)

monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the six-months ended May 31, 2013, the Fund incurred $1,475,170 in management fees.

The Fund has also entered into a support services agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the six-months ended May 31, 2013 the Fund incurred $327,816 in Support services fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2013 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six-months ended May 31, 2013 were as follows:

	Purchases	Sales or Maturity
	at Cost	Proceeds
All Other Securities	$93,100,848	$10,487,161
U.S. Government Securities	$5,075,677	$6,254,019

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six-months ended May 31, 2013 (estimate) and fiscal year ended November 30, 2012 was as follows:

	May 31, 2013	November 30, 2012
Distributions paid from:
Ordinary Income	$3,013,445	$90,061
Short-term capital gain	$776,272	$—
Long-term capital gain	$62,420	$—

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The cost basis of investments for federal income tax purposes at May 31, 2013 was as follows:

Cost of Investments	$310,546,389
Gross tax unrealized appreciation	79,155,179
Gross tax unrealized depreciation	(9,250,127)
Net tax unrealized appreciation	$69,905,052

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$22,233,622
Undistributed ordinary income	3,255,659
Undistributed long-term capital gain	62,429
Total distributable earnings	3,318,088
Total accumulated earnings	$25,551,710

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2013 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 – May 31, 2013).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, management fees and support services fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”‘ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2013 (Unaudited) (Continued)

shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2012 –
	December 1, 2012	May 31, 2013	May 31, 20131
Actual	$1,000.00	$1,172.00	$5.96
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.54

1
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratio for the GoodHaven Fund during that period was 1.10%.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

GoodHaven Fund

ADDITIONAL INFORMATION

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 654-6639.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number and Income
	•	Account Balances and Employment Information
	•	Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—	Yes	Yes
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

(This Page Intentionally Left Blank.)

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
855-OK-GOODX (855-654-6639)
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Professionally Managed Portfolios

By (Signature and Title)*       /s/Elaine E. Richards
Elaine E. Richards, President

Date   July 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Elaine E. Richards
Elaine E. Richards, President

Date    July 24, 2013

By (Signature and Title)*       /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date    July 24, 2013

* Print the name and title of each signing officer under his or her signature.